UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               AMENDMENT NO. 2 TO


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2006 (May 25, 2006)

                               MOTIENT CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-23044               93-0976127
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(State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)           File Number)       Identification No.)

   300 Knightsbridge Parkway, Lincolnshire, IL              60069
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    (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  847-478-4200
                                                    ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE


This Amendment No. 2 to our Current Report on Form 8-K filed May 11, 2005 is being filed to provide the financial statements and pro forma financial information required pursuant to Item 9.01 of Form 8-K. All disclosures contained in the original Form 8-K, except where amended, are presented in their entirety in this Amendment No. 2.

In connection with the preparation of Motient Corporation financial statements for the year ended December 31, 2005, we voluntarily communicated with the staff (the "Staff") of the SEC to ask for their guidance on the proper treatment of stock options issued by TerreStar to employees of MSV in periods prior to Motient's May 11, 2005 TerreStar asset purchase.

After discussions with the Staff, Motient and TerreStar audit committees, our independent auditors and after further internal review, on May 25, 2006, we determined that the audited financial statements of TerreStar for the periods ended December 31, 2002, 2003 and 2004 as well as the unaudited financial statements for the periods ended March 31, 2004 and 2005 (the "TerreStar Financials") should not be relied upon. Mobile Satellite Ventures LP was the parent company of TerreStar for these periods and Motient Corporation produced the audited financial statements for TerreStar as part of its asset purchase of a controlling interest in TerreStar in May 2005.

The TerreStar Financials were initially filed on June 10, 2005, in Motient's Amendment No. 1 to its current report on Form 8-K dated May 11, 2005 and subsequently in Motient's registration statements on Form S-1 filed between such date and November 15, 2005. The use of such registration statements by the selling stockholders set forth therein was suspended on March 16, 2006 pursuant to the terms of the registration rights agreements among Motient and such selling stockholders, in order to allow Motient to update the information contained therein related to recent announced transactions.

The facts underlying the conclusion are as follows:

In 2002, 2003, 2004 and 2005 TerreStar granted options to employees of their parent company (for the reports in question the parent company was Mobile Satellite Ventures LP) that on a consolidated basis are presented differently from the presentation in the separate financial statements of subsidiaries. Issue 21 of EITF 00-23 specifically states that in the separate financial statements of a company within the same control group, option grants of its own shares to employees of other companies should be accounted for as a dividend to the controlling entity. The options granted to employees of TerreStar's parent company were not presented as such in the TerreStar Financials and Pro Forma Financial Data that were initially filed on June 10, 2005, in our Amendment No. 1 to our current report on Form 8-K dated May 11, 2005 and subsequently in our registration statements on Form S-1 filed between such date and November 15, 2005.

The impact of the restatements will be: (i) a decrease in Operations Expense of $49,482 for the three months ended March 31, 2005 (unaudited) and (ii) equity neutral adjustments to reflect the dividends to MSV of $110,189, $9,538, $37,914 and $2,048,338 for each of the years ended December 31, 2002, 2003 and 2004 and the three months ended March 31, 2005 (unaudited), respectively.



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In addition, on March 13, 2006 the board of directors of TerreStar determined that the May 11, 2005 transactions did not constitute a change of control pursuant to the TerreStar 2002 Stock Incentive Plan.


FORWARD-LOOKING STATEMENTS

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may", "will", "anticipate", "estimate", "expect", "project", or "intend", These forward-looking statements reflect our plans, expectations and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2004, as amended. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2005, Motient Ventures Holding Inc. ("MVH"), a wholly owned subsidiary of Motient Corporation ("Motient"), purchased 8,190,008 shares of common stock of TerreStar Networks Inc. ("TerreStar") from TerreStar for $200 million pursuant to a Purchase Agreement by and between MVH and TerreStar. As a result of this purchase and as of May 11, 2005, Motient owns approximately 61% of the issued and outstanding common stock of TerreStar. The Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K.

In connection with the purchase of shares of common stock of TerreStar, Motient and/or MVH also entered into the following agreements, each dated May 11, 2005:
A Conditional Waiver and Consent Agreement by and among Motient, MVH and the other limited partners of Mobile Satellite Ventures LP ("MSV"), pursuant to which, subject to the satisfaction of certain conditions, Motient and MVH have consented to a roll-up of the MSV interests held by some or all of the other limited partners of MSV. The terms of such a roll-up have yet to be negotiated, but, if it were to occur, a single entity may control a majority interest in MSV. In such event, Motient would be entitled to the benefit of a number of minority protection provisions with respect to MSV, but MSV may have a single majority owner other than Motient. The Conditional Waiver and Consent Agreement is filed as Exhibit 10.2 to this Form 8-K.

A Stockholders' Agreement by and among the stockholders of TerreStar, pursuant to which MVH has the right to designate four of the seven members of the Board of Directors of TerreStar (one of whom must be independent of TerreStar) and contains certain minority protection provisions for the other TerreStar stockholders, including tag-along and preemptive rights, as well as a drag-along provision. The Stockholders Agreement is filed as Exhibit 10.3 to this Form 8-K.


ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 11, 2005, MVH purchased 8,190,008 shares of common stock of TerreStar from TerreStar for $200 million pursuant to a Purchase Agreement by and between MVH and TerreStar. As a result of this purchase and as of May 11, 2005, Motient (through MVH) owns approximately 61% of the issued and outstanding common stock of TerreStar. The funds used to purchase the shares of TerreStar common stock represent a portion of the proceeds Motient raised from the private placement of its Series A Cumulative Convertible Preferred Stock on April 15, 2005.

TerreStar was a wholly owned subsidiary of MSV established to, among other things, develop business opportunities in the 2 GHz band. On May 11, 2005, TerreStar was spun-off by MSV to its limited partners and, in connection with that spin-off, Motient acquired ownership of approximately 49% of the issued and outstanding shares of capital stock of TerreStar. The subsequent stock purchase increased Motient's ownership to its current 61% level.

Following this acquisition, Christopher Downie, Motient's Executive Vice President and Chief Operating Officer, and Jared E. Abbruzzese and Shawn O'Donnell of CTA, Motient's Chief Restructuring Entity, will serve on the Board of Directors of TerreStar.

TMI Communications and Company Limited Partnership ("TMI"), another stockholder of TerreStar, holds an approval in principle issued by Industry Canada for a 2 GHz space station authorization and related spectrum licenses for the provision of Mobile Satellite Service ("MSS"), in the 2 GHz band, as well as an authorization from the FCC for the provision of MSS in the 2 GHz band. These authorizations are subject to various milestones relating to the construction, launch and operational date of the system. TMI is obligated to transfer these authorizations to TerreStar and/or an entity designated by TerreStar that is eligible to hold the Canadian authorization, subject to obtaining the necessary regulatory approvals.

ITEM 7.01 - REGULATION FD DISCLOSURE

Motient Corporation issued a press release, dated May 11, 2005, which is attached hereto as Exhibit 99.1. This exhibit is furnished, not filed, pursuant to Regulation FD.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS


(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED (as restated)


Unaudited financial statements for the three months ended March 31, 2005 and 2004, and audited financial statements for the years ended December 31, 2004 and 2003, and the period ended December 31, 2002 for TerreStar Networks Inc. are included as Exhibit 99.2.


(b) PRO FORMA FINANCIAL INFORMATION (as restated)


Unaudited pro forma condensed financial statements are included as Exhibit 99.3.

(c) EXHIBITS

10.1* Purchase Agreement dated May 11, 2005 by and between Motient Ventures Holding Inc. and TerreStar Networks Inc.

10.2* Conditional Waiver and Consent Agreement dated May 11, 2005 by and among the Registrant and each other party listed on the signature page thereto

10.3* Stockholders Agreement dated May 11, 2005 by and among Motient Ventures Holding Inc. and each other party listed on Schedule I thereto

23.1        Consent of Friedman LLP, Independent Registered Public Accounting
            Firm

99.1*       Press release dated May 11, 2005


99.2 Unaudited financial statements for the three months ended March 31, 2005 and 2004, and audited financial statements for the years ended December 31, 2004 and 2003, and the period ended December 31, 2002 for TerreStar Networks Inc (as restated).


99.3        Unaudited pro forma condensed financial statements (as restated).

*previously filed

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MOTIENT CORPORATION



                                              By: /s/ Robert Macklin
                                                  -----------------------------
                                                  Robert Macklin
                                                  Secretary and General Counsel


Date: June 1, 2006